Western Goldfields
Investor Presentation

TSX: WGI

NYSE Alternext: WGW

January 2009

Disclaimer Statements

WesternGoldfields

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Certain statements contained in this presentation and subsequent oral statements made by and on behalf of the Company may contain forward-looking information within the meaning of the United States Private Securities Litigation Reform Act of 1995 and similar Canadian legislation. Such forward-looking statements are identified by words such as "intends", "anticipates", "believes", "expects", "plans" and include, without limitation, statements regarding the Company's plan of business operations, production and cost estimates, receipt of working capital, anticipated revenues, timing of the recovery of gold and capital and operating expenditures. These forward-looking statements are based on the best estimates of management at the time such statements are made. Expected production results and cost of sales are based in part on current and historical production and cost data factoring certain assumptions with respect to future metal prices, costs of supplies and labour and other parameters. There can be no assurance that such statements will prove to be accurate; actual results and future events could differ materially from such statements. Factors that could cause actual results to differ materially include, among others, variations in metal prices and/or cost of supplies, possible variations in ore grade or recovery rates, failure of plant, equipment or processes to operate as anticipated, accidents, labour disputes, as well as those set forth in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2007 filed with the U.S. Securities and Exchange Commission, under the caption "Risk Factors". Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.

DISCLAIMER

The information contained herein relating to companies other than Western Goldfields, while obtained from sources which we believe are reliable, is not guaranteed as to its accuracy or completeness. The contents of this presentation is for informational purposes only and does not constitute an offer to sell or a solicitation to purchase any securities referred to herein.

Disclaimer Statements

WesternGoldfields

CAUTIONARY NOTE TO U.S INVESTORS CONCERNING ESTIMATES OF MEASURED, INDICATED AND INFERRED RESOURCES

This presentation uses the terms “Measured”, “Indicated” and "Inferred” Resources. United States investors are advised that while such terms are recognized and required by Canadian regulations, the United States Securities and Exchange Commission does not recognize them. "Inferred Mineral Resources" have a great amount of uncertainty as to their existence, and as to their economic and legal feasibility. It cannot be assumed that all or any part of an Inferred Mineral Resource will ever by upgraded to a higher category. Under Canadian rules, estimates of Inferred Mineral resources may not form the basis of feasibility or other economic studies. United States investors are cautioned not to assume that all or any part of Measured or Indicated Mineral Resources will ever be converted into Mineral Reserves. United States investors are also cautioned not to assume that all or any part of an Inferred Mineral Resource exists, or is economically or legally mineable.

COST OF SALES

Cost of sales per ounce is calculated by dividing the total cost of sales by ounces sold. Cost of sales includes mine site operation costs such as mining, processing, administration, royalties and production taxes, but is exclusive of amortization, reclamation, capital and exploration costs. The measure, along with gold ounces sold, is considered to be a key indicator of a company’s ability to generate operating earnings and cash flow from its mining operations.

TECHNICAL INFORMATION

Mr. Wes Hanson, P.Geo, Vice President of Mine Development, Western Goldfields Inc., is the qualified person under National Instrument 43-101 who supervised the preparation of the technical information contained in this presentation. For detailed information with respect to mineral reserves, mineral resources and other technical information discussed in this presentation, including key assumptions, parameters and methods related thereto, please refer to our latest Annual Report or Form 10-KSB available on SEDAR and EDGAR.

Value Opportunity

- Gold mine located in the U.S.
- Highest production and cash flow in coming 4 years
- 2.8 million ounces in mineral reserves[(1)]
- Proven senior management team
- Trading at 0.5x Net Asset Value





(1) See appendix for reserve and resource table and disclosure.

The Mesquite Mine


Las Vegas
Henderson
NEVADA
SIERRA NEVADA
Bakersfield
Kingman
Bullhead City
Needles
MOJAVE NATIONAL PRESERVE
Barstow
Lancaster
CALIFORNIA
Santa Clarita
Ventura
Glendale
Los Angeles
Ontario
San Bernardino
Riverside
Corona
Long Beach
Santa Ana
Palm Springs
Hemet
Indio
MOJAVE DESERT
UNITED STATES
Lake Havasu City
Parker
Prescott
Chino Valley
Wickenburg
Blythe
Peoria
Phoenix
Mesa
Chandler
Oceanside
Escondido
San Diego
El Cajon
Tijuana
Tecate
Mexicali
Yuma
San Luis Río Colorado
SONORAN DESERT
Ensenada
PACIFIC OCEAN
BAJA CALIFORNIA
Golfo de California
Puerto Peñasco
Heroica Caborca
San Quintín
Mesquite Project
Route 78
MOUNTAINS
ALGODONES DUNES
All American Canal

➢**14 year production life in the U.S.**

Mine Plan



Brownie Hill
Big Chief
2012-2019
Vista
2019-2020
Rainbow
2008-2011
Leach Pad
Ultimate Pits
1 mile

Q4 & 2008 Update

WesternGoldfields

- **Gold sales of 30,625 and 110,880 ounces in the fourth quarter and full year 2008, respectively**
- **Average realized gold price of $799 and $855 per ounce in the fourth quarter and full year 2008, respectively**
- **Higher stripping and lower grade in Q4'08 to prepare for higher 2009 – 2011 production and cash flow**



2009 Outlook

WesternGoldfields

- Production of 140,000 – 150,000 ounces
- Total operating costs of $68 to $72 million annually
- Reported cost of sales per ounce $530 to $540
  - Includes ~$11 million of inventory adjustments
- First quarter production of 33,000 – 38,000 ounces
- First quarter cost of sales of $595 – $605 per ounce
  - Includes ~$4 million of inventory adjustments

Note: Inventory adjustments relate to the expected reduction in value of leach pad gold inventory over the respective periods. Costs related to inventory adjustments do not impact operating cash flow.

Cost Breakdown



13.0%
23.7%
2.2%
6.2%
7.3%
7.3%
19.3%
10.1%
10.9%
Labour
Diesel
Cyanide/Lime
Maintenance
Tires
Operating Supplies
Explosives
Utilities
Other

Production Profile



CAGR:
18%
Gold Production (koz.)
225
200
175
150
125
100
75
50
25
0
2008
2009
2010
2011

Capitalization

WesternGoldfields

Listing/Symbol:	TSX: WGI; NYSE Alternext: WGW
Basic Shares Outstanding:	134.8 million
FD ITM Shares Outstanding:	151.0 million
Management/Insiders:	Basic: 6.2%; FD: 11.0%
Share price at January 16, 2009:	US$1.58
FD ITM Market Value:	US$239 million
FD ITM Enterprise Value:	US$280 million

Financial Position (12/31/08)

WesternGoldfields

- **Cash of $18.8 million including $7.5 million of restricted cash**
- **$68.6 million of debt outstanding**
  - **Current rate of LIBOR + 220 basis points**



Gold Forward Sales

WesternGoldfields

- Remaining hedge of 396,000 ounces of gold under credit facility
  - 9% of resources
- Delivered 33,000 ounces to hedge in July through December
- Flat forward hedge contracts at $801 per ounce
- 66,000 ounces annually – 5,500 ounces per month January 2009–December 2014
- Approximately 100,000 ounces of annual production remain leveraged to gold price (2009 – 2012)

Leverage to Gold Price

WesternGoldfields



Avg. Annual After-Tax Cash Flow 2009-2012 ($US Millions)
90
80
70
60
50
40
30
20
10
0
47
56
63
71
78
85
700
800
900
1,000
1,100
1,200
Gold Price Assumption

- Annual return on capital invested ~ 40%

Note: Hedge Included.

Cash Flow & Debt Repayment

WesternGoldfields


Cash Flow Post Debt Repayment
Debt Repayment
Cash Flow from Operations & Debt Repayment ($ millions)
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
$40 - $45
~18.0
~24.5
~ $70
~ 50.0
~20.0
2009
2010

Note: Hedge and Sweep Included.
Street consensus pricing: 2009 and 2010 - $850 per ounce.

Comparative Multiples

WesternGoldfields

	WGI	Peer Group Average[1]
Price / Net Asset Value	0.5x	0.8x
Price / Cash Flow Multiple (2009E)	4.3	9.3
Price / Earnings Multiple (2009E)	6.0	18.3
EV / Reserve Ounce	$95	$350

Source: Wellington West Capital Markets Inc., Company disclosure and Bloomberg.
(1) Peer group includes: Alamos, Allied Nevada, Aurizon, Gammon Gold, Minefinders and San Gold.

Value Enhancement

WesternGoldfields

- **Increase in permitted mining rate to 65 million tons per year**
  - **Expected to add 5,000 to 10,000 ounces annually**
- **Scoping study indicates potential for enhanced sulfide recovery**
  - **May require crushing/grinding**
  - **Dependent on sulfide grade/gold price**
  - **Continue to evaluate alternatives to maximize return**



Overview of the Opportunity

WesternGoldfields

- Operating in the U.S.
- Cash on hand of $18.8 million including $7.5 million of restricted cash
- Increase in production and cash flow over next four years
  - Use strong cash flow position to acquire/merge for growth
- Production life of at least 14 years
- U.S. dollar revenues and operating costs
- Strong senior management team
- Trading at 0.5x Net Asset Value

Appendix

Reserves & Resources

WesternGoldfields

Class	Category	Tons	Grade	Contained
Mineral Resources Inclusive of Reserves				
		(x 1,000)	(Au oz / T)	(Au ozs)
Measured	Oxide	97,513	0.016	1,533,449
	Non oxide	21,136	0.024	503,000
Measured	**Subtotal**	**118,649**	**0.017**	**2,036,449**
Indicated	Oxide	101,626	0.014	1,380,551
	Non oxide	40,258	0.021	865,000
Indicated	**Subtotal**	**141,884**	**0.016**	**2,245,551**
Measured & Indicated	**Total**	**260,532**	**0.016**	**4,282,000**
Inferred	Oxide	4,958	0.013	
	Non oxide	4,798	0.022	
Inferred	**Subtotal**	**9,756**	**0.018**	
Mineral Reserves				
Proven	Oxide	97,513	0.016	1,533,449
	Non oxide	16,429	0.023	386,000
Proven	**Subtotal**	**113,942**	**0.017**	**1,919,449**
Probable	Oxide	38,000	0.017	660,000
	Non oxide	7,914	0.022	176,000
Probable	**Subtotal**	**45,914**	**0.018**	**836,000**
Proven & Probable	**Total**	**159,856**	**0.017**	**2,755,449**
Inferred	Oxide	4,958	0.013	
	Non oxide	1,000	0.020	
Inferred	**Subtotal**	**5,958**	**0.015**	
Mineral Resources Exclusive of Reserves				
Measured	Oxide	0	0.000	0
	Non oxide	4,707	0.025	117,000
Measured	**Subtotal**	**4,707**	**0.025**	**117,000**
Indicated	Oxide	63,626	0.011	720,551
	Non oxide	32,344	0.021	689,000
Indicated	**Subtotal**	**95,970**	**0.015**	**1,409,551**
Measured & Indicated	**Total**	**100,676**	**0.015**	**1,526,551**
Inferred	Oxide	0	0.000	
	Non oxide	3,798	0.023	
Inferred	**Subtotal**	**3,798**	**0.023**	

1. The Company's mineral reserves are estimated using appropriate cut-off grades at an assumed gold price of US$500 per ounce and projected process recoveries, operating costs and life of mine plans which include allowances for dilution and mining recovery.
2. The Company's mineral reserves are consistent with the definitions established by Industry Guide 7, administered by the U.S. Securities and Exchange Commission.
3. The Company's mineral resources are estimated using appropriate cut off grades at an assumed gold price of US$650 per ounce and projected process recoveries, operating costs and life of mine plans which include allowances for dilution and mining recovery.
4. The Company's mineral resources and mineral reserves are classified in accordance with the Canadian Institute of Mining, Metallurgy and Petroleum's (CIM) "Standards on Mineral Resources and Reserves, Definitions and Guidelines".
5. **Cautionary note to U.S. investors concerning Measured, Indicated and Inferred mineral resources:** These terms are required by the CIM's "Standards on Mineral Resources and Reserves, Definitions and Guidelines". **U.S. Investors are cautioned not to assume that all or any part of the stated mineral resources will be converted into reserves.**
6. The Company's mineral resource and reserve estimates were prepared under the supervision of Mr. W. Hanson, P.Geo., Vice-President of Mine Development, Western Goldfields, Inc.

Production History

Production History

1985 - 2004

Total Production (koz.)	3,986
Recovered Gold (koz.)	3,001
Recovery	75.3%

Past Production

WesternGoldfields

PAST PRODUCTION - NEWMONT 1997 – 2001					
Year	Tons (000s)	Grade (oz/ton)	Oz Mined	Oz Recovered	Cost $/Oz
1997	16,463	0.016	271,530	227,940	213
1998	11,537	0.016	185,080	154,080	176
1999	14,087	0.017	234,040	164,570	167
2000	12,841	0.016	208,090	120,920	221
2001	4,225	0.031	130,620	92,630	205
1997-2001 Average	13,651	0.017	237,545	175,417	196

Peer Comparison

WesternGoldfields

Company	Enterprise Value (US$mm)	Market Cap (US$mm)	P / NAV	EV / Reserves[1] (US$/oz)
Gammon Gold	$602	$572	1.1x	$164
Alamos	596	631	1.2	353
Aurizon	426	413	0.6	464
Minefinders	340	236	0.5	139
Allied Nevada	217	247	0.6	328
San Gold	219	222	0.5	655
Average			0.8x	350
Western Goldfields	262	213	0.5x	95

Source: Wellington West Capital Markets Inc. as at January 16, 2008.

1) Reserves include gold only.

Board and Management

WesternGoldfields

- **Randall Oliphant**, *Chairman, is the President and CEO of Silver Bear Resources Inc. He is also Chairman and CEO of Rockcliff Group Limited, a private corporation actively involved with its shareholdings, primarily in the mining sector, including Silver Bear Resources Inc. Mr. Oliphant is on the Advisory Board of Metalmark Capital LLC (formerly Morgan Stanley Capital Partners), and serves on the boards of WesternZagros Ltd. and Franco-Nevada Corporation. Since 2003, Mr. Oliphant has served on the boards of a number of public and private companies and not-for-profit organizations. From 1999 to 2003, he was the President and CEO of Barrick Gold Corporation. Mr. Oliphant is a Chartered Accountant.*

- **Raymond W. Threlkeld**, *President and Chief Executive Officer, has over 30 years of mineral industry experience ranging from discovery, feasibility study, development management, operations management, and corporate officer. Mr. Threlkeld is the Chief Operating Officer of Silver Bear Resources Inc. Mr. Threlkeld held various senior management positions in precious metal mine development with Barrick Gold Corporation and Coeur d'Alene Mines Corporation including the development of the Pierina Mine in Peru, the Bulyanhulu Mine in Tanzania and the Veladero Mine in Argentina. Mr. Threlkeld holds a degree in geology.*

- **Brian Penny**, *Chief Financial Officer, has over 20 years of experience in mine finance and accounting. Mr. Penny is the Chief Financial Officer of Silver Bear Resources Inc. He is a Director of and chairs the Audit Committees of three publicly traded companies. While serving as Chief Financial Officer with Kinross Gold Company, Mr. Penny was responsible for all finance, banking, hedging and financial reporting activities including the financial due diligence surrounding a U.S. $1.3 billion merger with TVX Gold Inc. and Echo Bay Mines Ltd. Mr. Penny is a Certified Management Accountant.*

- **Vahan Kololian** *founded and is Managing Partner of TerraNova Partners LP, which invests in the industrial, services and resource sectors. Mr. Kololian is Chairman of Precinda Corporation, a private manufacturing company. Mr. Kololian also serves on the boards of ClearPoint Business Resources Inc. and Manicouagan Minerals Inc.*

- **Martyn Konig** *is CEO of Blackfish Capital, and is CEO of Latitude Resources Plc. He has extensive experience in the natural resource sector. Mr. Konig was a main Board Director of NM Rothschild for 15 years and held senior positions at Goldman Sachs and UBS.*

- **Gerald Ruth** *operates an independent corporate finance consulting business. Mr. Ruth is a Director and CFO of Greenwich Global Capital Inc., Director and CEO of Yonge Street Capital Corp. and President and CEO of Gersan Capital Corp. From 1988 to 2003, Mr. Ruth held various positions at the Toronto Stock Exchange, where he served as Director of Listings from 1997 to 2003.*

Analyst Coverage

WesternGoldfields

- BMO Capital Markets – John Hayes
- Haywood Securities – Andrew Kaip
- RBC Dominion Securities – Michael Curran
- Research Capital – Barry Allan
- Scotia Capital – Trevor Turnbull
- Wellington West – Catherine Gignac

Contact Information

WesternGoldfields

Ray Threlkeld
President and CEO
(416) 324-6005
rthrelkeld@westerngoldfields.com

Brian W. Penny
Chief Financial Officer
(416) 324-6002
bpenny@westerngoldfields.com

Hannes Portmann
Director, Investor Relations & Corporate Development
(416) 324-6014
hportmann@westerngoldfields.com

www.westerngoldfields.com